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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                AUGUST 27, 1999
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                                 PNC BANK CORP.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718


          Pennsylvania                                       25-1435979
  (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                        Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (412) 762-1553
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

On August 27, 1999, PNC Funding Corp ("Funding") and PNC Bank Corp. (the "Corporation") entered into an Underwriting Agreement with Salomon Smith Barney Inc., as representative of the several underwriters, relating to the public offering of $300,000,000 aggregate principal amount (the "2002 Principal Amount") of 6.95% Notes Due 2002 of Funding (the "2002 Notes"), at a purchase price of 99.968% of the 2002 Principal Amount, plus accrued interest, if any, from September 1, 1999, and $300,000,000 aggregate principal amount (the "2004 Principal Amount") of 7.00% Notes Due 2004 of Funding (the "2004 Notes", and together with the 2002 Notes, the "Notes"), at a purchase price of 99.569% of the 2004 Principal Amount, plus accrued interest, if any, from September 1, 1999. The Notes are guaranteed as to payment of principal and interest by the Corporation (the "Guarantees"). The closing is expected to occur on September 1, 1999.

The Underwriting Agreement is attached to this Current Report on Form 8-K as
Exhibit 1. The Notes are being issued pursuant to a Registration Statement on Form S-3 (No. 333-34709), filed with the Securities and Exchange Commission on August 29, 1997 (the "SEC") and declared effective on September 9, 1997. A Prospectus Supplement dated August 27, 1999, relating to the Notes was filed with the SEC pursuant to Rule 424(b)(5) and Rule 424(c) under the Securities Act of 1933, as amended, on August 31, 1999.

The form of 2002 Notes and 2004 Notes and the related form of Guarantees are attached hereto as Exhibits 4.1 and 4.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

The exhibits listed on the Exhibit Index on page 3 of this Form 8-K are filed herewith.









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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 PNC BANK CORP.
                                                 (Registrant)


Date: August 31, 1999                            By: /s/ ROBERT L. HAUNSCHILD
                                                     --------------------------
                                                     Robert L. Haunschild
                                                     Senior Vice President and
                                                     Chief Financial Officer






                                 EXHIBIT INDEX

1 Underwriting Agreement dated as of August 27, 1999, among PNC Funding Corp, PNC Bank Corp., and the underwriters named therein, filed herewith. (See Item 5).

4.1      Form of 2002 Note and related Guarantee. (See Item 5).

4.2      Form of 2004 Note and related Guarantee. (See Item 5).









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